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                                                                   EXHIBIT 10.10

                         TECHNOLOGY LICENSE AGREEMENT

THIS AGREEMENT is made and entered into this 15th day of April, 1996 (the "Effective Date"), by and between:

         MPATH INTERACTIVE, INC., a corporation organized and existing under the laws of Delaware, with its principal place of business at 10455-A Bandley Drive, Cupertino, California 95014 ("Mpath"), and

         SEGASOFT, INC., a corporation organized and existing under the laws of Delaware, with its principal place of business at 255 Shoreline Drive, Suite 510, Redwood City, California 94066 ("SegaSoft").


                              W I T N E S S E T H


         WHEREAS, Mpath has developed certain proprietary information and technology to establish an Internet-based software platform that provides real-time system response and interactive speech in an on-line, multi-participant environment capable of hosting a variety of interactive applications;

         WHEREAS, Mpath is willing to grant to SegaSoft, and SegaSoft wishes to acquire, a license to utilize such proprietary information and technology to support multi-participant interactive applications under the terms and conditions set forth below; and

         WHEREAS, the parties believe that mutual cooperation and coordination of development efforts with respect to the proprietary information and technology will serve their mutual interests;

         NOW, THEREFORE, in consideration of the foregoing and the mutual promises and conditions provided for below, the parties mutually agree as follows:

1        Definitions
         -----------

         1.1 "Additional Technology" shall mean and include the MCAP Protocol and all other data, information, software, or other technology as specified in Attachment A hereto, and all Improvements thereto developed by Mpath during the term of this Agreement, as well as all related Technical Documents.

         1.2 "Affiliate" shall mean and include any entity or association controlled by, controlling, or under common control with a party to this Agreement. For the purposes of this definition, the term "control" shall mean the ownership of


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               voting stock or other equity interest entitling the owner to exercise at least [XXXXX] of the voting rights of the entity or association.

         1.3 "Client Software" shall mean the source code and object code of Mpath's Client Software as specified in Attachment A hereto, and all Improvements thereto developed by Mpath during the term of this Agreement, including all versions of Mpath's Client Software for any platform which is either (i) made generally commercially available by Mpath or (ii) developed and ported by Mpath, at the specific request of SegaSoft, to a platform not otherwise made generally commercially available by Mpath, as well as all related Technical Documents.

         1.4 "Confidential Information" shall mean and include any and all data and information not in the public domain, including, without limitation, know-how and trade secrets, relating to, contained in, or embodied in: (i) the Licensed Technology or (ii) the products, services, business, and/or affairs of either Mpath or SegaSoft. Confidential Information may be communicated orally, visually, in writing, or in any other recorded or tangible form. All data and information shall be considered to be Confidential Information hereunder (a) if either party has marked them as such, (b) if either party, orally or in writing, has advised the other party of their confidential nature, or (c) if, due to their character or nature, a reasonable person in a like position and under like circumstances would treat them as confidential.

         1.5 "Improvements" shall mean and include any modifications, upgrades, improvements, extensions, including, without limitation, major, minor and maintenance releases, to or for the Licensed Technology which are made generally commercially available during the term of this Agreement, as well as all related Technical Documents. To the extent such Improvements are made by third parties with the rights to such Improvements being granted to Mpath or SegaSoft, such Improvements will only be considered Improvements for purposes of this Agreement if they can be sublicensed by the party on whose behalf such Improvements were developed.

         1.6 "Licensed Purpose" shall mean the development and operation of wide area information processing networks for interactive multi-player games incorporating the Licensed Technology. Subject to negotiation of mutually acceptable royalty schedules, interactive multi-user applications for "edutainment" purposes shall also be included in the Licensed Purpose. The Licensed Purpose shall likewise include any additional fields of use which are agreed to by the parties pursuant to Article 5.5.

         1.7 "Licensed Technology" shall mean the Client Software, Server Software, and Additional Technology as specified in Attachment A hereto.

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         1.8   "SegaSoft Developers" shall mean those third parties who have independently contracted with SegaSoft to develop or port software and related technology for the exclusive use of SegaSoft, and who have entered into a binding written agreement prohibiting them from (i) disclosing any Confidential Information to any other party, (ii) using any Confidential Information for the development or porting of software and related technology for any purposes other than the Licensed Purpose; and (iii) sublicensing the Licensed Technology.

         1.9 "Server Software" shall mean the source code and object code of Mpath's Game Server Software and Central Server Software as specified in Attachment A hereto, and all Improvements thereto developed by Mpath during the term of this Agreement, including all versions of Mpath's Game Server Software and Central Server Software for any platform which is either (i) made generally commercially available by Mpath, or (ii) developed and ported by Mpath, at the specific request of SegaSoft, to a platform not otherwise made generally commercially available by Mpath, as well as all related Technical Documents.

         1.10 "Technical Assistance" shall mean and include that technical assistance to be provided by Mpath to SegaSoft as more fully described under Article 4.

         1.11 "Technical Documents" shall mean Mpath's technical information in any form, documentary, electronic or otherwise, including technical specifications, which are generally used by Mpath personnel internally in connection with the Licensed Technology and the Improvements thereto.


2        Grant and Scope of License
         --------------------------

         2.1 Mpath grants to SegaSoft, and SegaSoft accepts from Mpath, a worldwide, non-exclusive, royalty-bearing license to use, copy, distribute, sell, market, develop, modify, sublicense, localize, and incorporate into other software products, the Licensed Technology solely for the Licensed Purpose, subject to the following terms and restrictions:

               2.1.1 The Licensed Technology shall be distributed in object code form only, provided that SegaSoft shall have the right to distribute, deploy, and load the object code of the Server Software onto servers owned, leased, or otherwise controlled by SegaSoft, and as otherwise specifically provided for in this Article 2.

               2.1.2 The source code of the Licensed Technology may not be made available to any person, firm, or entity without the prior written consent of Mpath, provided that

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                       (a)   SegaSoft employees shall have full access to the
                             source code of the Licensed Technology for internal use;

                       (b) SegaSoft Developers who are porting the Licensed Technology to a platform not made generally commercially available by Mpath shall have access to the source code of the Licensed Technology solely for the purpose of such porting for the Licensed Purpose; and

                       (c) SegaSoft Developers who are developing games shall only have access to those source code portions of the Licensed Technology which are contained in the then-current Mpath Software Development Kit and relating to the Licensed Technology for the Licensed Purpose.

               2.1.3 SegaSoft shall not distribute or sublicense the object code or source code of the Server Software to any third party which owns or operates an on-line Internet-based multi-player gaming service. SegaSoft shall include contractual prohibitions, in agreements with third parties relating to the Licensed Technology, which likewise restrict such third party from distributing or sublicensing the object code or source code of the Server Software to any third party which owns or operates an on-line Internet-based multi-player gaming service.

         2.2 The rights granted to SegaSoft are non-assignable and non-transferrable provided that SegaSoft may freely transfer or assign any and all rights and obligations under this Agreement to any of its Affiliates, without the prior written consent of Mpath so long as (i) such Affiliate(s) agrees in writing to be bound by this Agreement, and (ii) SegaSoft or the Affiliate(s) gives Mpath notice of any such assignment or transfer. In the event of such assignment or transfer pursuant to this Article 2.2, SegaSoft agrees to guarantee the performance by such Affiliate(s) of its obligations under this Agreement.

         2.3 Except as specifically provided for pursuant to this Article 2, SegaSoft shall have no rights to sublicense the Licensed Technology.

         2.4 At any time after thirty (30) calendar days after the Effective Date, within ten (10) business days after receiving written notice from SegaSoft (such notice may be given as early as twenty
               (20) calendar days after the Effective Date), Mpath shall deliver to SegaSoft the Licensed Technology by remote telecommunications, unless not commercially practicable, to a place of business specified by SegaSoft provided that Improvements developed by Mpath shall be delivered promptly as developed by Mpath. Mpath shall assist SegaSoft as reasonably necessary in installing the Licensed Technology onto SegaSoft's

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               computer system. Installation and delivery shall be complete only after SegaSoft has completed all applicable diagnostic tests and determined to its sole satisfaction that the Licensed Technology and any Improvements is functioning properly on its computer system. SegaSoft shall not acquire a copy of the Licensed Technology or any Improvement in any tangible form from Mpath subject to the foregoing.


3        Royalties
         ---------

         3.1 With regard to royalties payable to Mpath by SegaSoft, there shall be [XXXXX] per copy royalty or other per copy charge, [XXXXX] lump-sum advance payment requirement, and [XXXXX] guaranteed minimum royalty payment.

         3.2 With regard to use of the Licensed Technology for the operation of an on-line game service:

               SegaSoft shall pay Mpath a royalty calculated as a percentage of Net Revenue where the royalty rate, as set forth in Attachment B, hereto shall apply as determined by [XXXXX]. A single royalty rate, as determined under Attachment B, shall apply to the total Net Revenue for purposes of determining the royalties payable for the applicable reporting period.

               3.2.1 For purposes of this Article 3.2, "Net Revenue" shall be calculated as Includable Revenue less Includable Expenses. Net Revenue shall not include (i) [XXXXX] or
                       (ii) [XXXXX].

                       (a) "Includable Revenue" shall mean and include the amounts invoiced to the following sources:

                             (i)   [XXXXX]

                             (ii)  [XXXXX]

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                             (iii) [XXXXX]

                       (b) "Includable Expenses" shall mean and include all of the following amounts:

                             (i)   [XXXXX]

                             (ii)  [XXXXX]

               3.2.2 The parties agree that the royalty rates in Attachment B are based on a business model that assumes [XXXXX] ("Standard Business Model") as set forth in Attachment C. The Standard Business Model is [XXXXX]

                       (a) If, at its discretion, SegaSoft deviates from the Standard Business Model described above and such deviation results in a reduction of Net Revenue in any particular calendar quarter such that the percentage of Net Revenue drops more than [XXXXX] as compared with the projected Net Revenue for such quarter under the Standard Business Model, then SegaSoft agrees to adjust the royalty rates for the applicable reporting period so that the royalties payable to Mpath for such reporting period do not fall below [XXXXX] of the royalties which would have been payable to Mpath had SegaSoft continued using the Standard Business Model.

                       (b) Notwithstanding Article 3.2.2(a) above, if SegaSoft implements a material change in its business model that materially deviates from the Standard Business Model, and such change is made in response to a material change in the business model of Mpath, then, at SegaSoft's sole discretion, the parties shall, within thirty (30) calendar days, negotiate, in good faith, mutually acceptable royalty rates which shall apply under such new business model and, after agreement upon new royalty rates, SegaSoft shall not be obligated to adjust royalty rates under Article 3.2.2(a) above.

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               3.2.3   If, [XXXXX], SegaSoft [XXXXX], then SegaSoft shall adjust
                       the royalty rates in Attachment B for the applicable royalty period so that the royalties payable by SegaSoft to Mpath are equivalent to the royalties which would have been paid by SegaSoft to Mpath [XXXXX] provided that, [XXXXX], SegaSoft may [XXXXX]

                       (a) Notwithstanding Article 3.2.3 above, SegaSoft shall not be obligated to adjust the royalty rates or Net Revenue [XXXXX]. Such [XXXXX] may, at SegaSoft's sole discretion, be [XXXXX] (i) [XXXXX], or
                             (ii) [XXXXX].

         3.3 The terms, conditions, and amount of royalties payable by SegaSoft to Mpath pursuant to this Article 3 shall be no less favorable than the terms, conditions, and amounts of royalties pursuant to any agreement concluded between Mpath and any third party for the Licensed Technology, any portion thereof, or reasonably similar technology provided that Mpath is granting to a third party rights to the Licensed Technology for the purpose of developing and operating wide area information processing networks for interactive multi-player games incorporating the Licensed Technology or for any other Licensed Purpose.

         3.4   All royalties payable by SegaSoft to Mpath pursuant to this
               Article 3 shall be paid on a quarterly basis within [XXXXX] after the close of the calendar quarter to which such royalties relate.

               3.4.1 SegaSoft shall provide a report stating (i) the Net Revenue received by SegaSoft during the quarter, broken down by the categories of Includable Revenue and Includable Expenses; (ii) the number of subscribers at the beginning of the quarter and the end of the quarter; and (iii) such other information as is reasonably necessary to explain the calculation of the royalty payment for the quarter. SegaSoft shall deliver this report to Mpath with the actual payment of royalties pursuant to this Article 3.

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               3.4.2   SegaSoft shall keep and maintain detailed and accurate
                       books and records with regard to the royalties payable under this Agreement and the calculation thereof. Mpath, or upon the request of Mpath, its certified public accountants (who shall be reasonably acceptable to SegaSoft), shall be entitled to review and audit such books and records and/or compliance with this Article 3.4 during normal business hours upon reasonable notice to SegaSoft and at Mpath's expense; provided that (i) Mpath or, if Mpath requests, its certified public accountants, shall collectively have such right only once per calendar year for the calendar year in which the request is made and for the immediately preceding calendar year;
                       (ii) such books and records as well as any and all information resulting from such review or audit is Confidential Information subject to Article 10 below;
                       (iii) SegaSoft shall bear the reasonable expenses of such audit or review if such audit or review shows that SegaSoft has made an underpayment of greater than ten percent (10%)of royalties for the applicable audit period; and (iv) SegaSoft may schedule such review and audit at a mutually convenient time, but in no event more than 45 days following receipt of the notice from Mpath or its certified public accountants.


4        Technical Assistance
         --------------------

         4.1 Mpath will provide the following technical assistance to SegaSoft for use of the Licensed Technology relating to the operation of an on-line game service:

               4.1.1 Mpath will develop and provide to SegaSoft, [XXXXX], bug-fixes relating to the Licensed Technology. Mpath will make commercially reasonable efforts to develop such bug-fixes based on their severity. Mpath will develop and provide to SegaSoft bug-fixes for substantial bugs as soon as commercially practicable and Mpath will develop and provide bug-fixes for less substantial bugs within a reasonable period.

                       (a) SegaSoft shall be under no obligation to incorporate any bug-fixes provided by Mpath pursuant to this Article 4.1.1.

                       (b) At SegaSoft's sole discretion, SegaSoft shall use commercial reasonable efforts to incorporate for the general use of its subscribers any bug-fixes, provided by Mpath pursuant to this Article 4.1.1, as soon as possible after receipt from Mpath, but in any event such bug-fixes shall be incorporated within [XXXXX] after receipt thereof.

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                       (c)   If SegaSoft does not so incorporate any bug-fixes
                             within the period specified in article 4.1.1(b) above, then SegaSoft agrees to waive Mpath's obligations under Article 12 with respect to liability arising from any defect of or computer virus embedded within the Licensed Technology which would not have otherwise been incurred but for SegaSoft's refusal to incorporate such bug-fix. Except as expressly set forth above, such limited waiver shall not affect Mpath's continuing indemnity obligations under Article 12.

               4.1.2 Upon prior approval by the management of both Mpath and SegaSoft, (i) Mpath will provide on a fee basis other technical assistance such as set-up, installation and operation of the Licensed Technology, and (ii) SegaSoft shall compensate Mpath for these services at the rate of [XXXXX].

               4.1.3 At the request of SegaSoft, Mpath will port the Licensed Technology to any platform identified by SegaSoft, subject to (i) availability of resources of Mpath and SegaSoft, (ii) such porting being in the mutual beneficial interest of the parties, and (iii) payment by SegaSoft of fair and reasonable compensation to be negotiated in good faith among the parties.

                       (a) If Mpath ports the Licensed Technology to the platform identified by SegaSoft[XXXXX], then such ported version shall be considered Improvements developed by Mpath and shall be subject to the provisions of Article 6.3 below.

                       (b) If SegaSoft pays [XXXXX] for such porting, then such ported version of the Licensed Technology shall be considered Improvements developed by SegaSoft and shall be subject to the provisions of
                             Article 6.4 below. Mpath shall have no right to use such ported version of the Licensed Technology until and unless SegaSoft grants Mpath such rights under Article 6.4.

                       (c) If Mpath and SegaSoft [XXXXX] of such porting, then the parties shall negotiate in good faith the respective rights and interests in such ported version, and any royalty rates payable by Mpath to SegaSoft for use thereof, if any.

         4.2 Mpath is not obligated to provide technical assistance for uses of the Licensed Technology which are unrelated to the operation of an on-line game service unless the parties negotiate mutually agreeable terms for such technical assistance.

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         4.3   Mpath is under no obligation to provide technical assistance with respect to Improvements which are developed by SegaSoft.

         4.4 If SegaSoft declines to incorporate Improvements supplied by Mpath, then, after [XXXXX] from the date Mpath supplied such Improvements to SegaSoft, Mpath's technical assistance obligations under this Article 4 shall lapse with respect to that portion of the Licensed Technology to which such Improvements relate and SegaSoft agrees to waive Mpath's obligations under
               Article 12 with respect to liability arising from the Licensed Technology which would not have otherwise been incurred but for SegaSoft's refusal to incorporate such Improvements.


5        Quarterly Coordination Meetings
         -------------------------------

         5.1 The parties agree that it is beneficial to hold meetings between senior technical and business personnel of Mpath and SegaSoft to review the technical and business status of the Licensed Technology and any Improvements thereto and to resolve any issues which have arisen in connection therewith ("Quarterly Coordination Meetings").

         5.2 Both Mpath and SegaSoft shall appoint appropriate persons to act as Business Liaison and Engineering Liaison. These persons, together with any other employees of either party whose presence, in the opinion of the employing party, is deemed necessary or beneficial, shall be present at the Quarterly Coordination Meetings.

         5.3 Quarterly Coordination Meetings shall be held between thirty (30) and sixty (60) days after the close of each calendar quarter, or at such other time as the parties shall agree. The Quarterly Coordination Meetings shall be held, on an alternating basis, at Mpath's headquarters and SegaSoft's headquarters, or at such other place as the parties shall agree.

         5.4 The representatives of the parties shall discuss at the Quarterly Coordination Meeting the technical status and business status of the Licensed Technology and Improvements. The parties shall review the technical status of on-going Improvements, projected development activities relating to the Licensed Technology, and any technology interchange issues. The parties shall discuss ways in which the parties may market and develop the Licensed Technology in a manner of mutual benefit to the parties.

         5.5 The representatives of the parties agree to discuss the expansion of the Licensed Purpose to include additional fields of use not otherwise covered under the

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               Licensed Purpose and, if the parties agree it is in their mutual interest, the parties shall commence negotiation of the terms, conditions, and royalty rates for such expansion provided that the parties shall not be obligated to agree to any such expansion.

         5.6 The representatives of the parties shall discuss at the Quarterly Coordination Meeting ways to exploit the Licensed Technology in [XXXXX]. The parties shall negotiate mutually acceptable terms and conditions under which SegaSoft, or SegaSoft in cooperation with Mpath, will exploit the Licensed Technology in [XXXXX], such exploitation to include the rights to (i) distribute the source code of the Licensed Technology to a third party if necessary for the purpose of localization for the [XXXXX] market and (ii) sublicense the right to distribute, deploy and load the object code of the Server Software to a third party, provided that such third party has entered into a binding written agreement prohibiting them from (a) disclosing any Confidential Information to any other party, and (b) sublicensing the Licensed Technology.

         5.7 Although the parties agree to consider the ideas of the other, each party shall retain sole and exclusive control over its business and technical development.

         5.8 The parties agree that all communications and materials disclosed during the Quarterly Coordination Meetings constitute Confidential Information. The parties shall take reasonable steps to document the Confidential Information disclosed during such Meetings to assist in the protection and enforcement of the proprietary interest of the disclosing party in such Confidential Information.

         5.9 The representative of Mpath shall certify in writing at each Quarterly Coordination Meeting that Mpath has complied with all its obligations under Article 6.3 below.


6        Improvements
         ------------

         6.1 Both Mpath and SegaSoft may make, or SegaSoft may cause to be made by SegaSoft Developers, Improvements to the Licensed Technology during the term of this Agreement.

         6.2 When reasonable and practicable, any Improvements developed by SegaSoft directly, or which SegaSoft has caused to be developed by SegaSoft Developers, will be maintained in source files separate from Mpath source files, so that separate source trees and build environments can be maintained to the maximum extent reasonably possible.

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         6.3   Any and all Improvements developed by Mpath which are intended for general commercial use or release shall be made available to SegaSoft [XXXXX].

               6.3.1 At the Quarterly Coordination Meeting pursuant to Article 5 above, Mpath shall deliver to SegaSoft those Improvements intended for general commercial use or release.

                       (a) Mpath shall provide such Improvements in the then-current version to SegaSoft at least [XXXXX] prior to its expected commercial use or release of such Improvements or the commercial use or release of products which incorporate such Improvements.

                       (b) If the period between conception of such Improvements and the date of expected general commercial use or release of such Improvements is less than [XXXXX], then Mpath shall provide such Improvements to SegaSoft at the earliest practicable time after conception of such Improvements. Mpath shall indicate for all delivered versions the stage of development, projected completion date, and date of expected general commercial use or release. Notwithstanding that versions of developments are supplied to SegaSoft pursuant to this Article 6.3.1, Mpath shall in any case provide the final version of all Improvements to SegaSoft in a reasonably prompt manner.

               6.3.2 Thereafter, all such Improvements shall be deemed to be included in the Licensed Technology and SegaSoft's use thereof shall be governed by the terms and conditions of this Agreement.

               6.3.3 Mpath shall provide SegaSoft with reasonable Technical Assistance in the use of such Improvements pursuant to
                       Article 4 at [XXXXX] charge provided that pre-commercial release or use versions of Improvements referenced in
                       Article 6.3.1 above shall not be eligible for Technical Assistance except as determined by Mpath at its sole discretion.

         6.4 SegaSoft shall notify Mpath of any Improvements which are developed by SegaSoft, or which SegaSoft causes to be developed, which constitute a significant new feature not earlier included in the Licensed Technology. SegaSoft agrees to enter into negotiations to offer the right to use such Improvements to Mpath under a license agreement.

               6.4.1 Mpath shall have no obligation to acquire the rights to any SegaSoft Improvements. If Mpath desires to license the SegaSoft Improvements, the parties shall negotiate in good faith the terms and conditions for such

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                       license. SegaSoft may limit the license of the SegaSoft
                       Improvements to the Licensed Purpose. In consideration for these rights to the SegaSoft Improvements, Mpath will pay to SegaSoft [XXXXX].

               6.4.2 Upon request of the other party, each party will execute and deliver to the other party such additional agreements or instruments as may be necessary or appropriate to document the rights and obligations of the parties with respect to any SegaSoft Improvements licensed to SegaSoft pursuant to this Article 6.4.

               6.4.3 To the extent that (i) SegaSoft develops non-significant features relating to the Licensed Technology and (ii) discloses such features to Mpath, then SegaSoft shall grant Mpath an option to acquire all rights and interests in such features from SegaSoft to Mpath at [XXXXX] charge. If Mpath exercises such option, then such features shall be considered Improvements developed by Mpath and shall be deemed to be included in the Licensed Technology.

7        Display of Logo
         ---------------

         7.1 Mpath agrees to place the SegaSoft on-line service logo supplied by SegaSoft on the following media when such media is used to promote the Mpath platform: (i) print advertising, and (ii) Web sites.

         7.2 SegaSoft shall place the following logos supplied by Mpath on the following media when such media is used to promote the following products:

========================================================================================================
          PRODUCT                                       LOGO                      MEDIA
--------------------------------------------------------------------------------------------------------
Sega on-line service                            Mpath platform logo     print advertising and
                                                                        Web sites
--------------------------------------------------------------------------------------------------------
Games developed by or for SegaSoft that are     Mplayer logo            print advertising and
offered on the Mpath on-line service                                    retail packaging of such
                                                                        games
=========================================================================================================


         7.3 The above logo placements shall be at no charge to the party whose logo is being displayed. The displaying party shall display such logo(s) in accordance with such party's logo use practices and in a size and placement which is reasonable and consistent with general customary practice.

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

8        Game Development
         ----------------

         SegaSoft will develop, or have developed, at least [XXXXX] games in each [XXXXX] period commencing [XXXXX]. Such games shall be based on or incorporate the Licensed Technology and shall be of a quality which is reasonably commensurate with SegaSoft's other games which are based on or incorporate the Licensed Technology. SegaSoft shall provide the [XXXXX] games required under this Article 8 no later than [XXXXX]. SegaSoft shall grant Mpath a license to such games for use on the Mpath on-line Internet game service upon conclusion of a royalty-bearing license agreement, the terms and conditions of which shall be similar to Mpath's then-standard content developer license agreement for games based on or incorporating the Licensed Technology.


9        Sale of Licensed Technology
         ---------------------------

         9.1 If Mpath desires to sell the proprietary rights to any portion of the Licensed Technology, Mpath shall give notice to SegaSoft of such proposed sale provided that this Article 9 shall not apply where the sale of the Licensed Technology is in conjunction with the sale of substantially all the assets of Mpath for which shareholder approval is required. Such notice shall specifically list the items of Licensed Technology which Mpath desires to sell ("Listed Licensed Technology"). Mpath shall deliver such notice to SegaSoft at the time of commencing any discussions or negotiations with any third party. If a third party instigates discussions concerning the purchase of any portion of the Licensed Technology, Mpath shall promptly notify SegaSoft of such specific portions of the Licensed Technology being discussed.

         9.2 SegaSoft shall, within [XXXXX] of the notice given by Mpath pursuant to Article 9.1 above, notify Mpath whether it is interested in purchasing any or all of the Listed Licensed Technology.

         9.3 If SegaSoft indicates to Mpath that it desires to purchase any or all of the Listed Licensed Technology, the parties shall negotiate in good faith the terms and conditions of such purchase and sale. Senior executives of each party shall participate in the negotiations and these negotiations shall continue for a period no shorter than[XXXXX] unless an agreement can be reached sooner.

         9.4 If the parties fail to reach agreement on the terms and conditions of a purchase and sale agreement for the Listed Licensed Technology, then at any time in the [XXXXX] following the conclusion of the negotiations between Mpath and SegaSoft, Mpath may sell the Listed Licensed Technology to any third party, provided that all of the Listed Licensed Technology is sold.

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         9.5   If, after [XXXXX] from the conclusion of negotiations between
               Mpath and SegaSoft pursuant to Article 9.4 above, (i) Mpath has not executed a purchase and sale agreement for the Listed Licensed Technology pursuant to Article 9.4 above and (ii) Mpath subsequently desires to sell the Listed Licensed Technology, then Mpath shall notify SegaSoft in the same manner as if Mpath were proposing to sell such Listed Licensed Technology under Article
               9.1 and the process described in this Article 9 shall apply.

         9.6 The parties agree that any sale to any third party of the Licensed Technology, or portion thereof, shall be subject to the rights granted to SegaSoft pursuant to this Agreement.


10       Confidential Information
         ------------------------

         10.1 Each party acknowledges the proprietary nature of the Confidential Information and the business advantage and opportunity provided thereby. Accordingly, each party agrees that the Confidential Information it receives from the other will be disclosed only to such of its employees (and independent contractors, if permitted under the terms of this Agreement) who have a need to know such particular information in furtherance of their duties and are bound to an enforceable written agreement prohibiting them from disclosing any such information to any other party. Except as specifically provided for under this Agreement, neither party shall disclose any Confidential Information to any third party without the prior written consent of the other party.

         10.2 The provisions of this Article 10 shall not apply to data or information disclosed by either party, if such information:

               10.2.1 is in the possession of the receiving party as of the
                         Effective Date, independent of any disclosure by the disclosing party, as evidenced by written documents in existence prior to the date of any disclosure of such information to the receiving party by the disclosing party. Notwithstanding the foregoing sentence or any provisions in this Agreement to the contrary, the Non-Disclosure Agreement dated January 22, 1996 between the parties hereto shall remain in full force and effect after the Effective Date.

               10.2.2 is or becomes available to the public, separate and apart from any disclosures by the receiving party;

               10.2.3 is required to be disclosed under applicable laws,
                         regulations, or orders of any governmental authority (including, without limitation,

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

                         the rules and regulations of the Securities and Exchange Commission relating to the filing of exhibits to filings required under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended);

               10.2.4 is learned by the receiving party from a third party entitled to disclose such information, provided the receiving party complies with any restrictions imposed by the third party; or

               10.2.5 is independently developed by the receiving party.

         10.3 The parties shall (i) cooperate with each other prior to releasing information concerning this Agreement and the transactions contemplated hereby, (ii) furnish to the other drafts of all press releases or other public announcements relating thereto prior to publication, and (iii) obtain the consent of the other party prior to the issuance of such press releases or the release of any other public announcements relating thereto. Notwithstanding the foregoing, either party may disclose information concerning this Agreement and the transactions contemplated hereby, including providing a copy of this Agreement, in connection with the due diligence review of a party by potential business partners, investors, or investment bankers, to such entities and to their employees, agents, attorneys and auditors, subject to appropriate confidentiality restrictions.


11       Representations and Warranties
         ------------------------------

         11.1  Mpath hereby represents and warrants that:

               11.1.1 Mpath has developed certain trade secrets and other intellectual property rights and know-how with respect to the Licensed Technology and has taken all commercially reasonable steps to protect its inventions, including the filing and prosecution of applications and registrations, patent and otherwise, with appropriate governmental agencies, and the safeguarding of its trade secrets.

               11.1.2 Mpath owns or has all necessary right, title and interest to the Licensed Technology to be provided by Mpath to SegaSoft under this Agreement;

               11.1.3 The grant of the licenses hereunder will not violate any obligation of Mpath to any third party, and Mpath has all requisite legal and corporate power to execute and deliver this Agreement and to grant SegaSoft licenses to the Licensed Technology;

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

               11.1.4 The Licensed Technology enables the operation of wide area information processing networks for various interactive, multi-user applications and the performance and characteristics of the Licensed Technology will substantially conform to the specifications, if any, set forth in the Technical Documents.

               11.1.5 The Licensed Technology and Technical Documents and any
                         other such rights, materials, data and information made available by Mpath to SegaSoft will be complete and current versions which are in the possession of or available to Mpath. The items transferred to SegaSoft will in all material respects be identical to the Licensed Technology and Technical Documents and other such data, information and materials used by Mpath in its utilization of the Licensed Technology;

               11.1.6 The use by SegaSoft of the Licensed Technology for the
                         Licensed Purpose will not infringe the intellectual property rights of any third party. Mpath does not make any representations or warranties as to any Improvements developed by SegaSoft or software made available by SegaSoft.

         11.2 SegaSoft hereby represents and warrants that SegaSoft has all requisite legal and corporate power to execute and deliver this Agreement.


12       Indemnity
         ---------

         Subject to the limitation of liability in Article 13 below, Mpath shall defend, indemnify and hold SegaSoft harmless against any and all claims, demands, suits, proceedings, losses, liabilities, damages, costs and expenses (including reasonable attorneys' fees) (collectively "Liabilities") which are attributable to (a) any allegation that SegaSoft's use, marketing or distribution of the Licensed Technology pursuant to this Agreement infringes any other person's, firm's, or entity's patent, copyright, trademark, trade secret or other proprietary right, existing under the laws of any jurisdiction worldwide, or (b) any defect of or computer virus embedded within the Licensed Technology. Mpath shall further pay any costs and damages finally awarded against SegaSoft which are attributable to any such claim. Mpath's indemnification obligation is subject to the conditions that (i) SegaSoft shall promptly have notified Mpath in writing of any such claim; (ii) Mpath shall have had the ability to control the defense and any settlement negotiations; and (iii) SegaSoft shall have provided Mpath with all cooperation reasonably requested by Mpath.

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

         Furthermore, Mpath's indemnification obligation solely with respect to subpoint (a) above shall be subject to the conditions that (i) Mpath shall have the right to obtain a license on behalf of SegaSoft with regard to the alleged infringement, or (ii) Mpath may design and SegaSoft agrees to implement reasonable workarounds to avoid any alleged infringement so long as such workarounds do not materially effect the functionality or features of the Licensed Technology.


13       Limitation of Liability
         -----------------------

         13.1 EXCEPT AS EXPRESSLY PROVIDED IN ARTICLE 11 ABOVE, NEITHER PARTY GRANTS TO THE OTHER PARTY ANY WARRANTIES, EITHER EXPRESS OR IMPLIED, AS TO THE LICENSED TECHNOLOGY, TECHNICAL DOCUMENTS, IMPROVEMENTS, OR ANY OTHER MATERIALS, DATA OR SERVICES PROVIDED HEREUNDER, INCLUDING ANY IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NON-INFRINGEMENT.

         13.2 EXCEPT FOR A BREACH OF ARTICLES 11 OR 12, ABOVE, NEITHER PARTY SHALL BE LIABLE UNDER ANY CONTRACT, STRICT LIABILITY, NEGLIGENCE OR OTHER LEGAL OR EQUITABLE THEORY (EXCEPT THOSE BASED ON INTENTIONAL OR GROSSLY NEGLIGENT TORTS) FOR ANY INDIRECT, INCIDENTAL, SPECIAL OR CONSEQUENTIAL DAMAGES, LOST PROFITS, LOST DATA OR COST OF PROCUREMENT OF SUBSTITUTE GOODS, TECHNOLOGY OR SERVICES. NEITHER PARTY SHALL BE ENTITLED TO INJUNCTIVE RELIEF EXCEPT IN CASES OF BREACH OF THE CONFIDENTIALITY OBLIGATIONS UNDER ARTICLE 10.

         13.3 MPATH'S TOTAL LIABILITY UNDER THIS AGREEMENT SHALL NOT EXCEED [XXXXX] PLUS THE TOTAL AGGREGATE AMOUNT OF ALL ROYALTIES ACTUALLY PAID BY SEGASOFT TO MPATH PURSUANT TO ARTICLE 3 ABOVE.

14       Term and Termination
         --------------------

         14.1 This Agreement shall become effective on the Effective Date and shall remain in force until terminated pursuant to this Article 14.

         14.2 After [XXXXX] from the Effective Date, Mpath shall have the right to terminate its obligations to provide Technical Assistance under Article 4 of this Agreement, upon [XXXXX] written notice to SegaSoft. Mpath may give notice of termination to SegaSoft beginning [XXXXX] after the Effective Date.

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         14.3  After [XXXXX] from the Effective Date, SegaSoft shall have the right to terminate, upon [XXXXX] written notice of termination to Mpath, all rights and obligations under this Agreement. SegaSoft may give notice of termination to Mpath beginning [XXXXX] after the Effective Date.

         14.4 SegaSoft shall notify Mpath of its intent to discontinue use of the Licensed Technology [XXXXX] prior to the intended date of discontinuance. SegaSoft may not give notice of termination to Mpath until at least [XXXXX] after the Effective Date.

         14.5 Material breach or default of the terms of this Agreement by either party shall be an Event of Default and shall have the consequences described in Article 14.6 below. The non-breaching party shall, by written notice, specify the cause in detail of the material breach or default, provided that if the offending party shall during the thirty (30) days immediately following its receipt of written notice of the breach or default, remedy the breach or default upon which the notice is based, then the notice shall not become effective, and this Agreement shall remain in full force and effect. Notwithstanding the above, in the event either party materially breaches its obligations under Article 10 above, this shall constitute an immediate Event of Default and the non-breaching party shall be entitled to those remedies as set forth in Article 14.6 below.

          14.6 Upon an Event of Default under this Article 14, the following shall occur:

               14.6.1 in the event of termination by Mpath of its Technical
                         Assistance obligations under Article 14.2 above, all restrictions on SegaSoft's use of the Licensed Technology under this Agreement shall lapse and SegaSoft shall have the right to use the Licensed Technology for the Licensed Purpose in perpetuity on a royalty-free basis notwithstanding any provisions in Articles 2 or 3 to the contrary.

               14.6.2 in the Event of Default for SegaSoft's material breach or default of this Agreement, Mpath's grant of the licensed rights to SegaSoft thereof, shall remain in full force and effect provided that, in the event that, pursuant to Article 17.3 below, the arbitrator renders a final decision which determines that SegaSoft has materially breached a provision of this Agreement, SegaSoft shall pay to Mpath any monetary judgement within thirty (30) days of receiving notice thereof. In the event SegaSoft does not pay to Mpath the full amount of such monetary judgement within thirty (30) days of receiving notice thereof, this Agreement, and the license granted hereunder, shall immediately terminate and

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                         SegaSoft shall perform the obligations required under
                         Article 14.6.3.

                         (a) Notwithstanding Article 14.6.2, in the Event of Default by SegaSoft for material breach or default of (i) Article 10 relating to Confidential Information or (ii) SegaSoft's obligation to restrict its use of the Licensed Technology to the Licensed Purpose, this Agreement, including, without limitation, Mpath's grant of the licensed rights to SegaSoft thereof, shall remain in full force and effect provided that Mpath shall be entitled to injunctive relief pursuant to Article
                              17.4 below prior to the arbitrator's final determination under Article 17.3, in addition to other remedies at law or equity which do not conflict with the provisions of this Agreement. In the event that, pursuant to Article 17.3 below, the arbitrator renders a final decision which determines that SegaSoft has materially breached
                              (i) its obligations under Article 10 relating to Confidential Information or (ii) its obligation to restrict its use of the Licensed Technology to the Licensed Purpose, then this Agreement, and the license granted hereunder, shall immediately terminate and SegaSoft shall perform the obligations required under Article 14.6.3.

               14.6.3 in the event of termination by SegaSoft of this Agreement pursuant to Article 14.3, the license granted by Mpath to SegaSoft under this Agreement shall immediately terminate and SegaSoft shall (a) immediately cease all use, distribution, selling, reproduction, development, marketing, and sublicensing of the Licensed Technology and shall cease all use of the Confidential Information relating to, or embodied in, the Licensed Technology;
                         (b) within fifteen (15) calendar days of termination, deliver to Mpath the master copy and any and all other copies of the Licensed Technology and the Confidential Information which are in written, recorded, or other tangible form, then in SegaSoft's possession; and (c) notwithstanding the above, SegaSoft shall retain all right and interest in Improvements developed by SegaSoft which have not been acquired by Mpath pursuant to Article 6.4.3 above.

               14.6.4 in the Event of Default for Mpath's material breach or default, this Agreement, including, without limitation, Mpath's grant of the licensed rights to SegaSoft thereof, shall remain in full force and effect provided that SegaSoft shall be entitled to injunctive relief

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                         pursuant to [XXXXX] below prior to the arbitrator's
                         final determination under [XXXXX], in addition to any other remedies at law or equity which do not conflict with the provisions of this Agreement.

         14.7 Notwithstanding any provision of this Article 14, Article 10 shall survive the termination of this Agreement.


15       Compliance With Laws
         --------------------

         15.1 Each party shall at all times and at its own expense strictly comply with all applicable laws, rules, regulations, and governmental orders, now or hereafter in effect, relating to the performance of this Agreement.

         15.2 Without limiting the generality of Article 15.1, each party specifically acknowledges that the Licensed Technology and certain Confidential Information are subject to United States export controls, pursuant to the Export Administration Regulations, 15 C.F.R. Parts 768-799. Each party agrees to strictly comply with all requirements of the Export Administration Regulations with respect to the Licensed Technology and Confidential Information. Without limiting the generality of the foregoing obligation, each party expressly agrees that, without prior written authorization of the United States Commerce Department, it will not, and will cause its representatives, employees, agents, contractors, and customers to agree to not, (a) export, reexport, divert or transfer any Licensed Technology or Confidential Information, or any direct product thereof, to any destination, company, entity, or person prohibited by the Export Administration Regulations, including the Table of Denial Orders, or (b) disclose any Licensed Technology or Confidential Information to any national of any country when such disclosure is prohibited by the Export Administration Regulations.


16       Notices
         -------

         All notices, reports, and other communications pursuant to this Agreement shall be made in writing and sent by certified or registered first-class mail, return receipt requested and postage prepaid, or by courier, hand-delivery, or facsimile. Notices shall be sent to a party at the address shown at the beginning of this Agreement or to such other address of which the party has given prior notice to the sending party.


17       Governing Law and Dispute Resolution
         ------------------------------------

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     17.1 This Agreement shall be governed by the laws of the State of
          California without regard to the conflicts of laws provisions thereof.

     17.2 No arbitration with respect to any claim, dispute or controversy arising out of or in connection with or relating to this Agreement, or the breach or alleged breach thereof shall arise until the following procedures have been satisfied. Representatives from each party will meet within two (2) business days after receipt of notice from either party to review any dispute with respect to the interpretation of any provision of this Agreement or with respect to the performance of either party under this Agreement. In the event a disagreement or dispute under this Agreement is not resolved by the designated representatives of each party by mutual agreement within three (3) business days after the initial meeting to discuss the disagreement, which resolutions shall be evidenced by a document signed by both parties, either party may within two (2) business days thereafter provide the other written notice specifying the terms of such disagreement in reasonable detail and the time sensitivity of such issue. Upon receipt of such notice, the Chief Executive Officer of each party shall meet at a mutually agreed upon time, but no later than three (3) business days after receipt of such notice, and location for the purpose of resolving such disagreement. They will discuss the problems and/or negotiate in an effort to resolve the disagreement or negotiate an acceptable interpretation or revision of the applicable portion of this Agreement mutually agreeable to both parties, without the necessity of formal procedures relating thereto. During the course of such negotiation, the parties will reasonably cooperate and provide information so that each of the parties may be fully informed with respect to the issues in dispute. The institution of arbitration to resolve the disagreement may occur only after the earlier of: (a) the Chief Executive Officers mutually agree that resolution of the disagreement through continued negotiation is not likely to occur, or (b) five (5) business days after such initial meeting between such officers.

     17.3 Subject to Article 17.2, any claim, dispute or controversy arising out of or in connection with or relating to this Agreement or the breach or alleged breach thereof shall be submitted by the parties to arbitration in San Mateo County, California in accordance with the then-current commercial arbitration rules of the American Arbitration Association ("AAA") except as otherwise provided herein. All proceedings shall be held in English and a transcribed record prepared in English. The parties shall choose, by mutual agreement, one (1) arbitrator within five (5) business days of receipt of notice of the intent to arbitrate. If no arbitrator is appointed within the times herein provided or any extension of time which is mutually agreed upon, the AAA shall make such appointment within five (5) business days of such failure. Such arbitration shall be concluded, including the receipt by the parties of a final decision, no later

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          than thirty (30) calendar days after the date of appointment, and such arbitration shall be binding on all parties and shall constitute the final resolution of such dispute. No party shall commence any action against another to resolve such dispute in any court except to confirm and enforce such an arbitrator's award. The arbitrator (i) shall interpret and construe this Agreement in accordance with, and shall be bound by, the laws of the State of California (except that this Section shall be governed by the Federal Arbitration Act); (ii) shall establish and enforce appropriate rules to ensure that the proceedings, including the decision, be kept confidential and that all confidential information of the parties be kept confidential and be used for no purpose other than the arbitration and (iii) shall have the power to issue an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically this Agreement and the terms and conditions hereof in addition to any other remedies at law or in equity not contrary to the provisions of this Agreement. The judgment rendered by the arbitrator may include costs of arbitration, reasonable attorneys' fees and reasonable costs for expert and other witnesses. Any judgment on such award may be entered in any court having jurisdiction thereof. If the issues in dispute involve technical matters, any arbitrator chosen hereunder shall have educational training and/or experience sufficient to demonstrate a reasonable level of relevant technical knowledge.

     17.4 Each party acknowledges and agrees that due to the unique nature of Confidential Information and the Licensed Technology, there can be no adequate remedy at law for any breach of (i) the obligations regarding Confidential Information, (ii) the prohibition of using the Licensed Technology outside the Licensed Purpose, or (iii) the obligation of Mpath to provide SegaSoft with Improvements, that any such breach may allow the breaching party or third parties to unfairly compete with the non-breaching party resulting in irreparable harm to the non-breaching party, and therefore, that upon any such alleged breach, and prior to the arbitrator's final decisions under Article 17.3 above, the non-breaching party shall be entitled to appropriate equitable relief in addition to whatever remedies it might have at law.

18   General Provisions
     ------------------

     18.1 The headings and subheadings in this Agreement are provided for convenience only and shall not control the interpretation of the Agreement.

     18.2 In the event that any provision hereof is found invalid or unenforceable pursuant to a final judicial decree or decision, the remainder of this Agreement will remain valid and enforceable according to its terms.

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     18.3 The parties specifically acknowledge and agree that, in the exercise of their rights and the performance of their duties under this Agreement, they are and shall be independent contractors. Neither party shall bind or attempt to bind the other party to any contract or other obligation, and neither party shall represent to any third party that it is authorized to act on behalf of, or bind, the other party.

     18.4 Except as specifically provided in this Agreement, neither party may assign or transfer its rights or obligations under this Agreement without the other party's prior written consent, except in connection with a merger, reorganization, or sale of substantially all the assets of such party and in such event the surviving corporation shall succeed to the rights and obligations under this Agreement. Any proposed assignment made without the requisite consent shall be null and void.

     18.5 The failure of either party to assert any of its rights under this Agreement shall not be deemed to constitute a waiver of that party's right thereafter to enforce each and every provision of this Agreement in accordance with its terms.

     18.6 Notwithstanding anything in this Agreement to the contrary, neither party shall be liable to the other party for any failure to perform or delay in the performance of any obligation pursuant to this Agreement when such failure to perform or delay in performance is caused by an event of force majeure; provided, however, that the party whose performance is prevented or delayed by such event of force majeure shall give prompt notice thereof to the other party. For purposes of this Article 18.6, the term "force majeure" shall include war, rebellion, civil disturbance, earthquake, fire, flood, strike, lockout, labor unrest, acts of governmental authorities, shortages of materials, acts of God, acts of the public enemy and, in general, any other causes or conditions beyond the reasonable control of the parties.

     18.7 This Agreement constitutes the entire agreement between the parties and supersedes all prior agreements, understandings and other communications with respect to the subject matter hereof. No modification or amendment of the Agreement shall be effective unless in writing and executed by a duly authorized representative of each party.

     18.8 The parties agree that this Agreement may be executed in two or more counterparts, each of which will be deemed an original, but all of which together constitute one and the same instrument.

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IN WITNESS WHEREOF, the parties have caused their duly authorized representatives to execute this Technology License Agreement effective as of the Effective Date.


                                   MPATH INTERACTIVE, INC.



                                   By: /s/ Paul Matteucci
                                       -------------------
                                   Name:  Paul Matteucci
                                   Title: President and Chief Executive Officer


                                   SEGASOFT, INC.


                                   By:/s/ Gary Griffiths 4/15/96
                                      --------------------------------
                                   Name:  Gary Griffiths
                                        ------------------------------
                                   Title: Executive Vice President and
                                         -----------------------------
                                          Chief Operating Officer
                                         -----------------------------

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

                                 ATTACHMENT A

                              Licensed Technology
                              -------------------

Licensed Technology:
-------------------

     This is a complete list of all software that Mpath has developed by the Effective Date:

     1.   Server Software
          ---------------

          A.   Central Server Software
               -----------------------

          [XXXXX]

          B.   Game Server Software
               --------------------

          [XXXXX]

     2.   Client Software
          ---------------

          A.   Application Software
               --------------------

          [XXXXX]

          B.   Libraries and Components
               ------------------------

          [XXXXX]

                                     -26-

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          [XXXXX]

     3.   Additional Technology
          ---------------------

          A.   Protocol Software ("MCAP")
               --------------------------

          [XXXXX]

          B.   Software Development Kit
               ------------------------

          [XXXXX]

          C.   Test Software
               -------------

          [XXXXX]
                                     -27-

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

                                 ATTACHMENT B

                                 Royalty Rates
                                 -------------

============================================================================
             [XXXXX]                                   Percentage of Net
                                                            Revenue
----------------------------------------------------------------------------
[XXXXX]                                                     [XXXXX]
----------------------------------------------------------------------------
[XXXXX]                                                     [XXXXX]
----------------------------------------------------------------------------
[XXXXX]                                                     [XXXXX]
----------------------------------------------------------------------------
[XXXXX]                                                     [XXXXX]
----------------------------------------------------------------------------
[XXXXX]                                                     [XXXXX]
============================================================================

                                     -28-

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                                 ATTACHMENT C

                            Standard Business Model
                            -----------------------

==================================================================================================
     [XXXXX]                  Minimum Mpath Revenue            [XXXXX] Threshold for
                              [XXXXX] Expected                 Triggering Terms of Article
                              Per Quarter ($)                  3.2.2 ($)
--------------------------------------------------------------------------------------------------
[XXXXX]                       [XXXXX]                          [XXXXX]
[XXXXX]                       [XXXXX]                          [XXXXX]
[XXXXX]                       [XXXXX]                          [XXXXX]
[XXXXX]                       [XXXXX]                          [XXXXX]
[XXXXX]                       [XXXXX]                          [XXXXX]
==================================================================================================

                                     -29-

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